UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2015

PROPANC HEALTH GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-53446	33-0662986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 13, Suite 1307, 530 Collins St. Melbourne, VIC, 3000 Australia
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 61 03 9614 2795

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

KMB Worldwide, Inc. Financing

On January 26, 2015, the Company entered into certain securities purchase agreement (the “KBM SPA”) with KBM Worldwide, Inc. (“KBM”), for the sale of an 8% convertible note in the principal amount of $28,000 (the “KBM Note”).

The KBM SPA bears interest at the rate of 8% per annum.  All interest and principal must be repaid on October 28, 2015.  The KBM Note, upon Company’s default, may be convertible into common stock of the Company, $0.001 par value per share (the “Common Stock”), at a 42% discount to the average of the three lowest closing bid prices of the Common Stock during the ten (10) trading day period prior to conversion.  In the event the Company prepays the KMB Note in full, the Company is required to pay off all principal balance, interest and any other amounts owing multiplied by (i) 115% if prepaid during the period commencing on the closing date through 30 days thereafter, (ii) 120% if prepaid 31 days following the closing through 60 days following the closing and (iii) 125% if prepaid 61 days following the closing through 90 days following the closing and (iv) 130% if prepaid 91 days following the closing through 120 days following the closing and (v) 135% if prepaid 121 days following the closing through 150 days following the closing and (vi) 140% if prepaid 151 days following the closing through 180 days following the closing.  After the expiration of 180 days following the date of the KBM Note, the Company has no right of prepayment.

KBM has agreed to restrict its ability to convert the KBM Note and receive shares of Common Stock such that the number of shares of Common Stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of Common Stock.

Union Capital, LLC Financing

February 10, 2015 Financing

On February 10, 2015, Company entered into certain securities purchase agreement (the “Union SPA I”) with Union Capital, LLC (“Union”), pursuant to which the Company issued two convertible notes (together, the “First Union Notes”) in the amount of $45,000 each, at a rate of 8% per annum. Amounts funded are convertible into shares of the company’s Common Stock, upon the terms and subject to the limitations and conditions set forth in such First Union Notes. The first of the two convertible notes (the “Union Convertible Note I”) was paid by Union on February 10, 2015 in cash in the amount of $37,500 with an original issue discount of $7,500. The second convertible note (the “Union Back-End Note I”) shall initially be paid for by an offsetting $37,500 promissory note issued to the Company by Union (“Union Promissory Note I”), provided that prior to the conversion of the Union Back-End Note I, Union must have paid off the Union Promissory Note I in cash.  The Union Promissory Note I is due on October 10, 2015, unless the Company does not meet the “current public information” requirement pursuant to Rule 144, in which case both Union Back-End Note I and the Union Promissory Note I may be both cancelled.  The Union Promissory Note I is initially secured by the pledge of the Union Convertible Note I, but may be exchanged for other collateral with an appraised value of at least $37,500, upon Company’s approval following a three (3) day written notice to the Company.

The term of the Union Convertible Note I and the Union Back-End Note I is one year, upon which the outstanding principal and interest is payable. The amount funded plus accrued interest under the Union Convertible Note I and Union Back-End Note I is convertible into Common Stock at any time after the requisite Rule 144 holding period (subject to the condition above for the Union Back-End Note I), at a conversion price equal to 55% of the lowest trading price in the ten (10) trading day period prior to the conversion. In the event the Company redeems the Union Convertible Note I in full, the Company is required to pay off all principal balance, interest and any other amounts owing multiplied by i) 130% if prepaid within 60 days of the issuance date; ii) 140% if prepaid 60 but less than 121 days after the issuance date; and (iii) 150% if prepaid 120 but less than 180 days after the issuance date. There shall be no redemption after the 180th day. The Union Back-End Note I may not be prepaid, except that if the Union Back-End Note I is redeemed by the Company within six months of its issuance, all obligations of the Company and Union under the Union Back-End Note I and the Union Promissory Note I will be deemed satisfied and such notes shall automatically be deemed cancelled and of no further force or effect. In the event of default, the amount of principal and accrued interest will bear default interest at a rate of 24% per annum, or the highest rate of interest permitted by law, and the First Union Notes shall become immediately due and payable.

February 17, 2015 Financing

On February 17, 2015, Company entered into certain securities purchase agreement (the “Union SPA II”) with Union, pursuant to which the Company issued two convertible notes (together, the “Second Union Notes”) in the amount of $45,000 each, at a rate of 8% per annum. Amounts funded are convertible into shares of the Common Stock, upon the terms and subject to the limitations and conditions set forth in such Second Union Notes. The first of the two convertible notes (the “Union Convertible Note II”) was paid by Union on February 17, 2015 in cash in the amount of $37,500 with an original issue discount of $7,500. The second convertible note (the “Union Back-End Note II”) shall initially be paid for by an offsetting $37,500 promissory note issued to the Company by Union (“Union Promissory Note II”), provided that prior to the conversion of the Union Back-End Note II, Union must have paid off the Union Promissory Note II in cash.  The Union Promissory Note II is due on October 17, 2015, unless the Company does not meet the “current public information” requirement pursuant to Rule 144, in which case both Union Back-End Note II and the Union Promissory Note II may be both cancelled.  The Union Promissory Note II is initially secured by the pledge of the Union Convertible Note II, but may be exchanged for other collateral with an appraised value of at least $37,500, upon Company’s approval following a three (3) day written notice to the Company.

The term of the Union Convertible Note II and the Union Back-End Note II is one year, upon which the outstanding principal and interest is payable. The amount funded plus accrued interest under the Union Convertible Note II and Union Back-End Note II is convertible into Common Stock at any time after the requisite Rule 144 holding period (subject to the condition above for the Union Back-End Note II), at a conversion price equal to 55% of the lowest trading price in the ten (10) trading day period prior to the conversion. In the event the Company redeems the Union Convertible Note II in full, the Company is required to pay off all principal balance, interest and any other amounts owing multiplied by i) 130% if prepaid within 60 days of the issuance date; ii) 140% if prepaid 60 but less than 121 days after the issuance date; and (iii) 150% if prepaid 120 but less than 180 days after the issuance date. There shall be no redemption after the 180th day. The Union Back-End Note II may not be prepaid, except that if the Union Back-End Note II is redeemed by the Company within six months of its issuance, all obligations of the Company and Union under the Union Back-End Note II and the Union Promissory Note II will be deemed satisfied and such notes shall automatically be deemed cancelled and of no further force or effect. In the event of default, the amount of principal and accrued interest will bear default interest at a rate of 24% per annum, or the highest rate of interest permitted by law, and the Second Union Notes shall become immediately due and payable.

March 12, 2015 Financing

On March 12, 2015, Company entered into certain securities purchase agreement (the “Union SPA III”) with Union, pursuant to which the Company issued two convertible notes (together, the “Third Union Notes”) in the amount of $170,500 each, at a rate of 8% per annum. Amounts funded are convertible into shares of the Common Stock, upon the terms and subject to the limitations and conditions set forth in such Third Union Notes. The first of the two convertible notes (the “Union Convertible Note III”) was paid by Union on March 12, 2015 in cash in the amount of $157,500 with an original issue discount of $13,000. The second convertible note (the “Union Back-End Note III”) shall initially be paid for by an offsetting $157,500 promissory note issued to the Company by Union (“Union Promissory Note III”), provided that prior to the conversion of the Union Back-End Note III, Union must have paid off the Union Promissory Note III in cash.  The Union Promissory Note III is due on November 12, 2015, unless the Company does not meet the “current public information” requirement pursuant to Rule 144, in which case both Union Back-End Note III and the Union Promissory Note III may be both cancelled.  The Union Promissory Note III is initially secured by the pledge of the Union Convertible Note III, but may be exchanged for other collateral with an appraised value of at least $157,500, upon Company’s approval following a three (3) day written notice to the Company.

The term of the Union Convertible Note III and the Union Back-End Note III is one year, upon which the outstanding principal and interest is payable. The amount funded plus accrued interest under the Union Convertible Note III and Union Back-End Note III is convertible into Common Stock at any time after the requisite Rule 144 holding period (subject to the condition above for the Union Back-End Note III), at a conversion price equal to 55% of the lowest trading price in the ten (10) trading day period prior to the conversion. In the event the Company redeems the Union Convertible Note III in full, the Company is required to pay off all principal balance, interest and any other amounts owing multiplied by i) 130% if prepaid within 60 days of the issuance date; ii) 140% if prepaid 60 but less than 121 days after the issuance date; and (iii) 150% if prepaid 120 but less than 180 days after the issuance date. There shall be no redemption after the 180th day. The Union Back-End Note III may not be prepaid, except that if the Union Back-End Note III is redeemed by the Company within six months of its issuance, all obligations of the Company and Union under the Union Back-End Note III and the Union Promissory Note III will be deemed satisfied and such notes shall automatically be deemed cancelled and of no further force or effect. In the event of default, the amount of principal and accrued interest will bear default interest at a rate of 24% per annum, or the highest rate of interest permitted by law, and the Third Union Notes shall become immediately due and payable.

March 20, 2015 Financing

On March 20, 2015, Company entered into certain securities purchase agreement (the “Union SPA IV”) with Union, pursuant to which the Company issued two convertible notes (together, the “Four Union Notes”) in the amount of $150,000 each, at a rate of 8% per annum. Amounts funded are convertible into shares of the Common Stock, upon the terms and subject to the limitations and conditions set forth in such Fourth Union Notes. The first of the two convertible notes (the “Union Convertible Note IV”) was paid by Union on March 20, 2015 in cash in the amount of $150,000. The second convertible note (the “Union Back-End Note IV”) shall initially be paid for by an offsetting $150,000 promissory note issued to the Company by Union (“Union Promissory Note IV”), provided that prior to the conversion of the Union Back-End Note IV, Union must have paid off the Union Promissory Note IV in cash.  The Union Promissory Note IV is due on November 20, 2015, unless the Company does not meet the “current public information” requirement pursuant to Rule 144, in which case both Union Back-End Note IV and the Union Promissory Note IV may be both cancelled.  The Union Promissory Note IV is initially secured by the pledge of the Union Convertible Note IV, but may be exchanged for other collateral with an appraised value of at least $150,000, upon Company’s approval following a three (3) day written notice to the Company.

The term of the Union Convertible Note IV and the Union Back-End Note IV is one year, upon which the outstanding principal and interest is payable. The amount funded plus accrued interest under the Union Convertible Note IV and Union Back-End Note IV is convertible into Common Stock at any time after the requisite Rule 144 holding period (subject to the condition above for the Union Back-End Note IV), at a conversion price equal to 55% of the lowest trading price in the ten (10) trading day period prior to the conversion. In the event the Company redeems the Union Convertible Note IV in full, the Company is required to pay off all principal balance, interest and any other amounts owing multiplied by i) 130% if prepaid within 60 days of the issuance date; ii) 140% if prepaid 60 but less than 121 days after the issuance date; and (iii) 150% if prepaid 120 but less than 180 days after the issuance date. There shall be no redemption after the 180th day. The Union Back-End Note IV may not be prepaid, except that if the Union Back-End Note IV is redeemed by the Company within six months of its issuance, all obligations of the Company and Union under the Union Back-End Note IV and the Union Promissory Note IV will be deemed satisfied and such notes shall automatically be deemed cancelled and of no further force or effect. In the event of default, the amount of principal and accrued interest will bear default interest at a rate of 24% per annum, or the highest rate of interest permitted by law, and the Fourth Union Notes shall become immediately due and payable.

Adar Bays, LLC Assignment

On March 4, 2015, Union entered into certain debt purchase agreement (the “Assignment Agreement”) with Adar Bays, LLC (“Adar”) in connection to certain 8% convertible note issued by the Company for an original principal amount of $75,000 (the “Adar Note”).  The Company subsequently approved the Assignment Agreement and issued to Union an 8% convertible note in the principal amount of $64,736.71 (the “Union Assignment Note”), which replaces and supersedes the Adar Note.

The Union Assignment Note bears interest at the rate of 8% per annum.  All interest and principal must be repaid on March 4, 2016.  The Union Assignment Note, upon Company’s default, may be converted into Common Stock at Union’s option, at a 50% discount to the lowest closing bid price of the Common Stock during the ten (10) trading day period prior to conversion, including the day for which a notice of conversion is received by the Company.  In the event the Company prepays the Union Assignment Note in full, the Company is required to pay off all principal balance, interest and any other amounts owing multiplied by (i) 130% if prepaid during the period commencing on the closing date through 60 days thereafter, (ii) 140% if prepaid 61 days following the closing through 120 days following the closing and (iii) 150% if prepaid 121 days following the closing through 180 days following the closing.  After the expiration of 180 days following the date of the Union Assignment Note, the Company has no right of prepayment.

Carebourn Capital, L.P. Financing

On February 20, 2015, the Company entered into certain securities purchase agreement (the “Carebourn SPA”) with Carebourn Capital, L.P. (“Carebourn”), for the sale of a 12% convertible note in the principal amount of $58,000 (the “Carebourn Note”).

The Carebourn SPA bears interest at the rate of 12% per annum.  All interest and principal must be repaid on July 27, 2015.  The Carebourn Note, upon Company’s default, may be converted into Common Stock at Carebourn’s option, at a 50% discount to the average of the three lowest trading prices of the Common Stock during the ten (10) trading day period prior to conversion.  In the event the Company prepays the Carebourn Note in full, the Company is required to pay off all principal balance, interest and any other amounts owing multiplied by (i) 125% if prepaid during the period commencing on the closing date through 30 days thereafter, (ii) 130% if prepaid 31 days following the closing through 60 days following the closing and (iii) 135% if prepaid 61 days following the closing through 90 days following the closing and (iv) 140% if prepaid 91 days following the closing through 120 days following the closing and (v) 145% if prepaid 121 days following the closing through 150 days following the closing and (vi) 150% if prepaid 151 days following the closing through 180 days following the closing.  After the expiration of 180 days following the date of the Carebourn Note, the Company has no right of prepayment.

Carebourn has agreed to restrict its ability to convert the Carebourn Note and receive shares of Common Stock such that the number of shares of Common Stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of Common Stock.

Vis Vires Group, Inc. Financing

On March 12, 2015, the Company entered into certain securities purchase agreement (the “Vis Vires SPA”) with Vis Vires Group, Inc. (“Vis Vires”), for the sale of an 8% convertible note in the principal amount of $104,000 (the “Vis Vires Note”).

The Vis Vires SPA bears interest at the rate of 8% per annum.  All interest and principal must be repaid on December 16, 2015.  The Vis Vires Note, upon Company’s default, may be convertible into Company’s Common Stock at a 42% discount to the average of the three lowest closing bid prices of the Common Stock during the ten (10) trading day period prior to conversion.  In the event the Company prepays the Vis Vires Note in full, the Company is required to pay off all principal balance, interest and any other amounts owing multiplied by (i) 115% if prepaid during the period commencing on the closing date through 30 days thereafter, (ii) 120% if prepaid 31 days following the closing through 60 days following the closing and (iii) 125% if prepaid 61 days following the closing through 90 days following the closing and (iv) 130% if prepaid 91 days following the closing through 120 days following the closing and (v) 135% if prepaid 121 days following the closing through 150 days following the closing and (vi) 140% if prepaid 151 days following the closing through 180 days following the closing.  After the expiration of 180 days following the date of the Vis Vires Note, the Company has no right of prepayment.

Vis Vires has agreed to restrict its ability to convert the Vis Vires Note and receive shares of Common Stock such that the number of shares of Common Stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 9.99% of the then issued and outstanding shares of Common Stock.

Regal Consulting, LLC Consulting Agreement

On February 15, 2015, the Company entered into certain one-year consulting agreement (the “Regal Agreement”) with Regal Consulting, LLC (“Regal”), for which the Company issued to Regal a 5% convertible note in the principal amount of $90,000 (the “Regal Note”) as compensation for services to be rendered.

The Regal Agreement bears interest at the rate of 5% per annum.  All interest and principal must be repaid on August 15, 2015.  The Regal Note, upon Company’s default, may be convertible into Common Stock, at a 40% discount to lowest trading price of the Common Stock during the ten (10) trading day period prior to conversion.  At any time that the Regal Note remains outstanding and upon three (3) business day’s written notice, the Company may prepay the all principal balance and any accrued but unpaid interest owing multiplied by 150%.

Regal has agreed to restrict its ability to convert the Regal Note and receive shares of Common Stock such that the number of shares of Common Stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 9.99% of the then issued and outstanding shares of Common Stock.

Circadian Group Consulting Agreement

On March 12, 2015, the Company entered into certain consulting agreement (the “Circadian Agreement”) with Circadian Group (“Circadian”), for which the Company issued to Circadian a 10% convertible note in the principal amount of $60,000 (the “Circadian Note”) as compensation for services to be rendered.

The Circadian Agreement bears interest at the rate of 10% per annum.  All interest and principal must be repaid on March 11, 2017.  The Circadian Note, upon Company’s default, may be convertible into Common Stock, at the less price of $0.0175 or 75% of the volume weighted average of the three lowest trading price in the ten (10) trading days prior to such conversion.

Regal has agreed to restrict its ability to convert the Circadian Note and receive shares of Common Stock such that the number of shares of Common Stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of Common Stock.

As of the date hereof, the Company is obligated on the KMB Note, First Union Notes, Second Union Notes, Third Union Notes, Fourth Union Notes, Carebourn Note, Vis Vires Note, Regal Note, Circadian Note, among others, which are all debt obligations arising other than in the ordinary course of business, which constitutes a direct financial obligation of the Company.

The  Company  claims an  exemption  from the  registration  requirements  of the Securities  Act of 1933,  as amended  (the “Act”) for the private  placement  of these  securities  pursuant  to  Section  4(2) of the Act  and/or  Regulation  D promulgated  there under since,  among other  things,  the above  transaction did not involve public an offering.  KBM, Union, Carebourn and Vis Vires are accredited investors, had access to information about the Company and their investments, took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
4.1	8% Convertible Promissory Note issued to KBM by the dated January 26, 2015.
4.2	8% Convertible Redeemable Note issued to Union by the Company dated February 10, 2015.
4.3	8% Convertible Redeemable Back End Note issued to Union by the Company dated February 10, 2015.
4.4	8% Collateralized Secured Promissory Note Back End Note issued to the Company by Union dated February 10, 2015.
4.5	% Convertible Redeemable Note issued to Union by the Company dated February 17, 2015.
4.6	8% Convertible Redeemable Back End Note issued to Union by the Company dated February 17, 2015.
4.7	8% Collateralized Secured Promissory note Back End Note issued to the Company by Union dated February 17, 2015.
4.8	8% Convertible Redeemable Note issued to Union by the Company dated March 12, 2015.
4.9	8% Convertible Redeemable Back End Note issued to Union by the Company dated March 12, 2015.
4.10	8% Collateralized Secured Promissory note Back End Note issued to the Company by Union dated March 12, 2015.
4.11	8% Convertible Redeemable Note issued to Union by the Company dated March 20, 2015.
4.12	8% Convertible Redeemable Back End Note issued to Union by the Company dated March 20, 2015.
4.13	8% Collateralized Secured Promissory note Back End Note issued to the Company by Union dated March 20, 2015.
4.14	Replacement 8% Convertible Redeemable Note issued to Union by the Company dated March 4, 2015.
4.15	12% Convertible Promissory Note issued to Carebourn by the Company dated February 20, 2015.
4.16	8% Convertible Promissory Note issued to KBM by the dated January 26, 2015.
4.17	5% Convertible Note issued to Regal by the Company dated February 15, 2015.
4.18	8% Convertible Note issued to Vis Vires by the Company dated March 12, 2015.
10.1	Securities Purchase Agreement between the Company and KBM dated January 26, 2015.
10.2	Securities Purchase Agreement between the Company and Union dated February 10, 2015.
10.3	Securities Purchase Agreement between the Company and Union dated February 17, 2015.
10.4	Securities Purchase Agreement between the Company and Union dated March 12, 2015.
10.5	Securities Purchase Agreement between the Company and Union dated March 20, 2015.
10.6	Securities Purchase Agreement between the Company and Carebourn dated February 20, 2015.
10.7	Securities Purchase Agreement between the Company and Vis Vires dated March 12, 2015.
10.8	Consulting Agreement between the Company and Regal dated February 15, 2015.
10.9	Consulting Agreement between the Company and Circadian dated March 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Propanc Health Group Corporation

Date: April 13, 2015	By: /s/ James Nathanielsz___
Name: James Nathanielsz
Title: Chief Executive Officer